Exhibit 10.4

FIRST AMENDMENT
to
NINTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT (this “Amendment”) TO NINTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated effective June 20, 2013 (as amended, the “Credit Agreement”), which Amendment is dated effective as of May 13, 2014 (the “Effective Date”), is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties to the Credit Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a “Borrower,” and collectively, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, together with any successor, the “Agent”), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity, together with any successor, the “Floor Plan Agent”), BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with any successor, the “Syndication Agent”), U.S. BANK, N.A. and WELLS FARGO BANK, N.A., as Co-Documentation Agents and CAPITAL ONE, NATIONAL ASSOCIATION and COMPASS BANK, as Managing Agents (together with the Agent, the Floor Plan Agent, the Syndication Agent and the Co-Documentation Agents, the “Agents”).
R E C I T A L S:
The Company, each of the other Borrowers, the Agents and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrowers; and
The Company, the Borrowers, the Agents and the Lenders desire to amend the Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I. DEFINITIONS
Section 1.1    Terms Defined Above. As used in this Amendment, each of the terms defined in the opening paragraph shall have the meaning assigned to such terms therein.
Section 1.2    Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Exhibit 10.4

Section 1.3    Other Definitional Provisions.
(a)    The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.
(b)    Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified.
ARTICLE II.     AMENDMENT TO CREDIT AGREEMENT
Section 2.1    Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended to restate the clause (p) thereof in its entirety as follows:
“(p)    Unsecured debt of the Company and Guarantees of such debt by the Restricted Subsidiaries in an aggregate amount not to exceed Six Hundred Million and No/100 Dollars ($600,000,000) outstanding at any time, on terms acceptable to the Administrative Agent, provided that no more than One Hundred Million and No/100 Dollars ($100,000,000) of such debt may have a scheduled maturity prior to the Maturity Date as of the date such Indebtedness is incurred;”.
ARTICLE III.     CONDITIONS
The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
Section 3.1    Loan Documents. The Agent shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Company and each of the Borrowers and the Required Lenders.
Section 3.2    Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this Amendment, each of the representations and warranties made by the Company and the other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties are limited to an earlier date or period in which case they shall be limited to such earlier date or period.
ARTICLE IV.     MISCELLANEOUS
Section 4.1    Adoption, Ratification and Confirmation of Credit Agreement. The Company, each of the Borrowers, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Security Documents, and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the Security Documents, are and remain in full force and effect.
Section 4.2    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Exhibit 10.4

Section 4.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the other Borrowers, the Agents and the Required Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.
Section 4.4    Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
Section 4.5    Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
Section 4.6    Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.
Section 4.7    Indemnity. The Company and each of the other Borrowers hereby ratify the indemnification provisions contained in the Loan Documents, including, without limitation, Section 13.14(b) of the Credit Agreement, and agrees that this Amendment and all losses, claims, damages, liabilities, costs and expenses related thereof shall be covered by such indemnities
Section 4.8    Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.
Section 4.9    Entire Agreement. The Credit Agreement, as amended by this Amendment and the other Loan Documents, constitute the entire agreement among the parties hereto with respect to the subject thereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject thereof are superseded by the Credit Agreement, as amended by this Amendment, and the other Loan Documents.
[END OF TEXT]

Exhibit 10.4

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWERS:    GROUP 1 AUTOMOTIVE, INC.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________
John C. Rickel
Senior Vice President and Chief Financial Officer

Advantagecars.com, Inc.,
a Delaware corporation
Amarillo Motors-F, Inc.,
a Delaware corporation
Bob Howard Automotive-East, Inc.,
an Oklahoma corporation
Bob Howard Chevrolet, Inc.,
an Oklahoma corporation
Bob Howard Dodge, Inc.,
an Oklahoma corporation
Bob Howard Motors, Inc.,
an Oklahoma corporation
Bob Howard Nissan, Inc.,
an Oklahoma corporation
Bohn Holdings, Inc.,
a Delaware corporation
Chaperral Dodge, Inc.,
a Delaware corporation
Danvers-S, Inc.,
a Delaware corporation
Danvers-SB, Inc.,
a Delaware corporation
Danvers-T, Inc.,
a Delaware corporation
Danvers-TII, Inc.,
a Delaware corporation
Danvers-TIII, Inc.,
a Delaware corporation
Danvers-TL, Inc.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________
John C. Rickel, Vice President

Exhibit 10.4

GPI AL-N, Inc.,
a Delaware corporation
GPI CA-DMII, Inc.,
a Delaware corporation
GPI CA-F, Inc.,
a Nevada corporation
GPI CA-SH, Inc.,
a Nevada corporation
GPI CA-SV, Inc.,
a Delaware corporation
GPI CA-TII, Inc.,
a Delaware corporation
GPI GA Holdings, Inc.,
a Delaware corporation
GPI KS Motors, Inc.,
a Delaware corporation
GPI KS-SB, Inc.,
a Delaware corporation
GPI KS-SH, Inc.,
a Delaware corporation
GPI KS-SK, Inc.,
a Delaware corporation
GPI MD-SB, Inc.,
a Delaware corporation
GPI MS-H, Inc.,
a Delaware corporation
GPI MS-N, Inc.,
a Delaware corporation
GPI MS-SK, Inc.,
a Delaware corporation
GPI NH-T, Inc.,
a Delaware corporation
GPI NH-TL, Inc.,
a Delaware corporation
GPI NY Holdings, Inc.,
a Nevada corporation
GPI OK-HII, Inc.,
a Nevada corporation
GPI OK-SH, Inc.,
a Delaware corporation
GPI SAC-T, Inc.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________
John C. Rickel, Vice President

Exhibit 10.4

GPI SC, Inc.,
a Delaware corporation
GPI SC Holdings, Inc.,
a Delaware corporation
GPI SD-DC, Inc.,
a Delaware corporation
GPI TX-ARGMIII, Inc.,
a Nevada corporation
GPI TX-DMII, Inc.,
a Nevada corporation
GPI TX-EPGM, Inc.,
a Delaware corporation
GPI TX-F, Inc.,
a Delaware corporation
GPI TX-HGM, Inc.,
a Delaware corporation
GPI TX-HGMII, Inc.,
a Nevada corporation
GPI TX-NVI, Inc.,
a Nevada corporation
GPI TX-SBII, Inc.,
a Delaware corporation
GPI TX-SBIII, Inc.,
a Nevada corporation
GPI TX-SHII, Inc.,
a Delaware corporation
GPI TX-SK, Inc.,
a Delaware corporation
GPI TX-SKII, Inc.,
a Nevada corporation
GPI TX-SV, Inc.,
a Delaware corporation
GPI TX-SVII, Inc.,
a Delaware corporation
GPI TX-SVIII, Inc.,
a Delaware corporation
Group 1 Associates, Inc.,
a Delaware corporation
Group 1 FL Holdings, Inc.,
a Delaware corporation
Howard-GM II, Inc.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________    John C. Rickel, Vice President

Exhibit 10.4

Howard-GM, Inc.,
a Delaware corporation
Howard-H, Inc.,
a Delaware corporation
Howard-HA, Inc.,
a Delaware corporation
Howard-SB, Inc.,
a Delaware corporation
Kutz-N, Inc.,
a Delaware corporation
Lubbock Motors, Inc.,
a Delaware corporation
Lubbock Motors-F, Inc.,
a Delaware corporation
Lubbock Motors-GM, Inc.,
a Delaware corporation
Lubbock Motors-S, Inc.,
a Delaware corporation
Lubbock Motors-SH, Inc.,
a Delaware corporation
Lubbock Motors-T, Inc.,
a Delaware corporation
Maxwell Ford, Inc.,
a Delaware corporation
Maxwell-GMII, Inc.,
a Delaware corporation
Maxwell-N, Inc.,
a Delaware corporation
Maxwell-NII, Inc.,
a Delaware corporation
McCall-F, Inc.,
a Delaware corporation
McCall-H, Inc.,
a Delaware corporation
McCall-HA, Inc.,
a Delaware corporation
McCall-N, Inc.,
a Delaware corporation
McCall-SB Inc.,
a Delaware corporation
McCall-T, Inc.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________    John C. Rickel, Vice President

Exhibit 10.4

McCall-TII, Inc.,
a Delaware corporation
McCall-TL, Inc.,
a Delaware corporation
Mike Smith Automotive-H, Inc.,
a Delaware corporation
Mike Smith Automotive-N, Inc.,
a Texas corporation
Mike Smith Autoplaza, Inc.,
a Texas corporation
Mike Smith Autoplex Dodge, Inc.,
a Texas corporation
Mike Smith Autoplex, Inc.,
a Texas corporation
Mike Smith Autoplex-German Imports, Inc.,
a Texas corporation
Mike Smith Imports, Inc.,
a Texas corporation
Miller Automotive Group, Inc.,
a California corporation
Miller Family Company, Inc.,
a California corporation
Miller-DM, Inc.,
a Delaware corporation
NJ-DM, Inc.,
a Delaware corporation
NJ-H, Inc.,
a Delaware corporation
NJ-HA, Inc.,
a Delaware corporation
NJ-HAII, Inc.,
a Delaware corporation
NJ-HII, Inc.,
a Delaware corporation
NJ-SB, Inc.,
a Delaware corporation
NJ-SV, Inc.,
a Delaware corporation
Rockwall Automotive-F, Inc.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________    John C. Rickel, Vice President

Exhibit 10.4

Casa Chevrolet Inc.,
a New Mexico corporation
Casa Chrysler Plymouth Jeep Inc.,
a New Mexico corporation
Danvers-N, Inc.,
a Delaware corporation
Danvers-NII, Inc.,
a Delaware corporation
FMM, Inc.,
a California corporation
GPI CA-NIII, Inc.,
a Delaware corporation
GPI CC, Inc.,
a Delaware corporation
GPI TX-FII, Inc.,
a Delaware corporation
Group 1 Funding, Inc.,
a Delaware corporation

By:    /s/ John C. Rickel___________________________    John C. Rickel, President

Group 1 LP Interests-DC, Inc.,
a Delaware corporation
Group 1 Realty, Inc.,
a Delaware corporation
Millbro, Inc.,
a California corporation
Miller Infiniti, Inc.,
a California corporation
Miller Nissan, Inc.,
a California corporation
NY-SBII, Inc.,
a Delaware corporation
Sunshine Buick Pontiac GMC Truck, Inc.,
a New Mexico corporation

By:    /s/ John C. Rickel___________________________
John C. Rickel, President

Exhibit 10.4

Baron Development Company, LLC,
a Kansas limited liability company
Baron Leasehold, LLC,
a Kansas limited liability company
By:    Baron Development Company, LLC,
a Kansas limited liability company, its Sole Member
G1R Florida, LLC,
a Delaware limited liability company
G1R Mass, LLC,
a Delaware limited liability company
Ivory Auto Properties of South Carolina, LLC,
a South Carolina limited liability company
Tate CG, L.L.C.,
a Maryland limited liability company

By:    Group 1 Realty, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, President

Bohn Holdings, LLC,
a Delaware limited liability company

By:    Bohn Holdings, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

Exhibit 10.4

Bohn-FII, LLC,
a Delaware limited liability company
GPI LA-FII, LLC,
a Delaware limited liability company
GPI LA-SH, LLC,
a Delaware limited liability company
Harvey GM, LLC,
a Delaware limited liability company
Harvey Operations-T, LLC,
a Delaware limited liability company

By:    Bohn Holdings, LLC,
a Delaware limited liability company, its Sole Member
By:    Bohn Holdings, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_______________
John C. Rickel, Vice President

Harvey Ford, LLC,
a Delaware limited liability company

By:    Bohn-FII, LLC,
a Delaware limited liability company, its Sole Member
By:    Bohn Holdings, LLC,
a Delaware limited liability company, its Sole Member
By:    Bohn Holdings, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_________
John C. Rickel, Vice President

GPI AL-SB, LLC,
a Delaware limited liability company

By:    GPI AL-N, Inc.
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

Exhibit 10.4

GPI GA Liquidation, LLC,
a Delaware limited liability company
GPI GA-CGM, LLC,
a Nevada limited liability company
GPI GA-DM, LLC,
a Delaware limited liability company
GPI GA-F, LLC,
a Delaware limited liability company
GPI GA-FII, LLC,
a Delaware limited liability company
GPI GA-FIII, LLC,
a Delaware limited liability company
GPI GA-FM, LLC,
a Nevada limited liability company
GPI GA-FV, LLC,
a Nevada limited liability company
GPI GA-SU, LLC,
a Nevada limited liability company
GPI GA-T, LLC,
a Delaware limited liability company
GPI GA-TII, LLC,
a Nevada limited liability company

By:    GPI GA Holdings, Inc.
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

GPI NY-DM, LLC,
a Nevada limited liability company
GPI NY-FV, LLC,
a Nevada limited liability company
GPI NY-SB, LLC,
a Nevada limited liability company

By:    GPI NY Holdings, Inc.
a Nevada corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

Exhibit 10.4

GPI SC-A, LLC,
a Delaware limited liability company
GPI SC-SB, LLC,
a Delaware limited liability company
GPI SC-SBII, LLC,
a Delaware limited liability company
GPI SC-T, LLC,
a Delaware limited liability company

By:    GPI SC Holdings, Inc.
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel____________________
John C. Rickel, Vice President

Courtesy Ford, LLC,
a Delaware limited liability company
GPI FL-A, LLC,
a Nevada limited liability company
GPI FL-H, LLC,
a Delaware limited liability company
GPI FL-VW, LLC,
a Delaware limited liability company
GPI FL-VWII, LLC,
a Delaware limited liability company
Key Ford, LLC,
a Delaware limited liability company
Koons Ford, LLC,
a Delaware limited liability company

By:    Group 1 FL Holdings, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

Exhibit 10.4

Danvers-SU, LLC,
a Delaware limited liability company
By:    Group 1 Holdings-S, L.L.C.,
a Delaware corporation, its Sole Member
Group 1 Holdings-DC, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-F, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-GM, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-H, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-N, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-S, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-T, L.L.C.,
a Delaware limited liability company
Howard-DCIII, LLC,
a Delaware limited liability company

By:    Group 1 Automotive, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Senior Vice President

Group 1 Associates Holdings, LLC,
a Delaware limited liability company

By:    Group 1 Associates, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

Ira Automotive Group, LLC,
a Delaware limited liability company

By:    Danvers-T, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ John C. Rickel_____________________
John C. Rickel, Vice President

Exhibit 10.4

GPI, Ltd.,
a Texas limited partnership
Rockwall Automotive-DCD, Ltd.,
a Texas limited partnership

By:    Group 1 LP Interests-DC, Inc.,
a Delaware corporation, its General Partner

By:    /s/ John C. Rickel_____________________
John C. Rickel, President

Exhibit 10.4

AGENT, ISSUING BANK AND    JPMORGAN CHASE BANK, N.A.
LENDER:

By:    /s/ John Kushnerick
Name:    John Kushnerick
Title:    Vice President

Exhibit 10.4

FLOOR PLAN AGENT, SWING    COMERICA BANK
LINE BANK AND LENDER:

By:    /s/ W. Cody Brackeen
Name:    W. Cody Brackeen
Title:    Assistant Vice President

Exhibit 10.4

SYNDICATION AGENT    BANK OF AMERICA, N.A.
AND LENDER:

By:    /s/ K. W. Winston, III
Name:    K. W. Winston, III
Title:    Senior Vice President

Exhibit 10.4

CO-DOCUMENTATION AGENT    U.S. BANK, N.A.
AND LENDER:

By:    /s/ Mark Landsem
Name:    Mark Landsem
Title:    Vice President

Exhibit 10.4

CO-DOCUMENTATION AGENT    WELLS FARGO BANK, N.A.
AND LENDER:

By:    /s/ Chad McNeill
Name:    Chad McNeill
Title:    Vice President

Exhibit 10.4

MANAGING AGENT AND     CAPITAL ONE, N.A.
LENDER:

By:    /s/ Jeff Edge
Name:    Jeff Edge
Title:    Vice President

Exhibit 10.4

MANAGING AGENT AND     COMPASS BANK, d/b/a BBVA COMPASS
LENDER:

By:    /s/ Collis Sanders
Name:    Collis Sanders
Title:    Executive Vice President

Exhibit 10.4

LENDER:    TOYOTA MOTOR CREDIT CORPORATION

By:    /s/ Willemien Steensma
Name:    Willemien Steensma
Title:    National Accounts Manager

Exhibit 10.4

LENDER:    BMW FINANCIAL SERVICES NA, LLC

By:    /s/ Scott Bargar
Name:    Scott Bargar
Title:    Commercial Finance, Credit Manager

By:    /s/ Patrick Sullivan
Name:    Patrick Sullivan
Title:    GM, Commercial Finance

Exhibit 10.4

LENDER:	MERCEDES-BENZ FINANCIAL SERVICES USA LLC

By:    /s/ Michele Nowak
Name:    Michele Nowak
Title:    Credit Director, National Accounts

Exhibit 10.4

LENDER:    AMEGY BANK, N.A.

By:    /s/ Kelly Nash
Name:    Kelly Nash
Title:    Vice President

Exhibit 10.4

LENDER:    BARCLAYS BANK PLC

By:    /s/ Christopher R. Lee
Name:    Christopher R. Lee
Title:    Assistant Vice President

Exhibit 10.4

LENDER:    MASS MUTUAL ASSET FINANCE LLC

By:    /s/Don Butler
Name:    Don Butler
Title:    Senior Vice President

Exhibit 10.4

LENDER:    BRANCH BANKING & TRUST COMPANY

By:    /s/ Elizabeth Willis
Name:    Elizabeth Willis
Title:    Vice President

Exhibit 10.4

LENDER:    TD BANK, N.A.

By:    /s/ Anne M. Kline
Name:    Anne M. Kline
Title:    Senior Vice President, Business
Development and Major Accounts

Exhibit 10.4

LENDER:	NYCB SPECIALTY FINANCE COMPANY, LLC, A WHOLLY OWNED SUBSIDIARY OF NEW YORK COMMUNITY BANK

By:    /s/ Mark C. Mazmanian
Name:    Mark C. Mazmanian
Title:    Senior Vice President

Exhibit 10.4

LENDER:    CADENCE BANK, N.A.

By:    /s/ Melinda N. Jackson
Name:    Melinda N. Jackson
Title:    Senior Vice President

32